UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of the earliest event reported) July 15, 2004

                         Commission File Number 0-23081

                             FARO TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

            Florida                                              59-3157093
----------------------------                                 -------------------
(State or Other Jurisdiction                                   (IRS Employer
      of Incorporation)                                      Identification No.)

125 TECHNOLOGY PARK, LAKE MARY, FLORIDA                             32746
----------------------------------------                          ----------
(Address of Principal Executive Offices)                          (Zip Code)

                                 (407) 333-9911
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 9. Regulation FD Disclosure
Item 12. Results of Operations and Financial Condition

      The following information is being furnished under Item 9 and Item 12 of Form 8-K: Press release by FARO Technologies, Inc. , FARO Hits Record Sales in Second Quarter. A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

                                       FARO TECHNOLOGIES, INC.

                                       By: /s/ Gregory A. Fraser
                                           ------------------------------------
                                           Gregory A. Fraser
                                           Executive Vice President, Secretary,
                                           and Treasurer

Date: July 15, 2004

                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

99.1              Press Release, dated July 15, 2004